DERIVATIVE FINANCIAL LIABILITIES	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL LIABILITIES	DERIVATIVE FINANCIAL LIABILITIES
Warrants
In 2020, the Group had issued 17,250,000 warrants, including (i) 12,750,000 warrants issued to former stockholders of Tiberius (the “Public Warrants”) and (ii) 4,500,000 warrants that were issued in exchange for 4,500,000 Tiberius warrants transferred to former shareholders of IGI Dubai (the “Private Warrants”).
The Public Warrants and Private Warrants broadly had similar terms.
On July 28, 2023, the Company announced that it had commenced an offer to purchase all of its outstanding Warrants. As per the terms of the tender offer, the Company offered to purchase the Warrants (at a price of $0.95 per warrant) from any warrant holder who did not validly withdraw from the offer or who did not exercise their warrants by the expiration date of the tender offer (September 19, 2023). Any warrant holder who did not participate in the tender offer or who validly withdrew from the tender offer before its expiration date was given an additional 14 days after the expiration date to exercise their warrants before their warrants would be redeemed at $0.86 per warrant.
As of the expiration date, 12,047,600 public warrants and 4,500,000 private warrants were validly tendered and not validly withdrawn from the offer, respectively. As of October 4, 2023 (14 days after the expiration date), the remaining 702,400 public warrants were redeemed at a price of $0.86 per warrant. Accordingly, all the outstanding Warrants were redeemed during 2023.
In 2023, the total amount recognized in the consolidated statement of income related to warrants under the change in fair value of derivative financial liabilities line item is a loss of $6.3 million.
Earnout shares classified as liability
The fair value of this liability was determined using a Monte Carlo simulation model. This approach took into account the share price as at the Valuation Date (the Valuation Date refers to either (i) the end of each financial reporting period or (ii) for vested earnout shares, the date on which the vesting conditions were met), the threshold price for vesting, expected volatility (estimated using historical share price movements of comparable companies), expected dividend yield, the risk-free rate, and the earn out period.
The earnout shares were subject to vesting at stock prices ranging from $11.50 to $15.25 per share.
On December 13, 2023, January 23, 2024, June 10, 2024 and August 12, 2024, 1,400,000, 560,800, 550,000 and 462,500 earnout shares, respectively, vested and were therefore transferred to equity and no longer considered a liability. See table below in Note 15 illustrating the movement in the fair value of earnout shares during the years ended December 31, 2024 and 2023.